Exhibit 10.1

FIRST AMENDMENT
dated as of August 25, 2016
TO
REGISTRATION RIGHTS AGREEMENT
dated as of July 27, 2016
among
SAExploration Holdings, Inc.
and
the Supporting Holders Party Thereto
on behalf of themselves and the other Holders

-i-

This FIRST AMENDMENT TO REGISTRATION RIGHTS AGREEMENT (this “First Amendment”) is entered into as of August 25, 2016, by and among SAExploration Holdings, Inc. (“SAE”) and the Supporting Holders listed on the signature pages hereto, as holders of greater than a majority of the outstanding Registrable Securities as of the date hereof (the “Majority Holders”). Capitalized terms, unless otherwise defined in this First Amendment, have the meanings used in the Registration Rights Agreement.
RECITALS
WHEREAS, SAE and the Supporting Holders identified therein entered into a Registration Rights Agreement (the “Registration Rights Agreement”) dated as of July 27, 2016;
WHEREAS, pursuant to Section 8(b) of the Registration Rights Agreement, the Registration Rights Agreement may be amended by a written instrument signed by SAE and the Holders holding at least a majority of the then outstanding Registrable Securities (the “Amendment Parties”);
WHEREAS, the Majority Holders hold more than a majority of the currently outstanding Registrable Securities as of the date hereof; and
WHEREAS, the Amendment Parties intend to enter into this First Amendment;
NOW, THEREFORE, in consideration of the covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Amendment Party, intending to be legally bound hereby, agrees as follows:
AGREEMENT
Section 1.First Amendment Effective Date
This First Amendment shall be effective and binding with respect to the Company and each of the Holders of Registrable Securities as of the date hereof (the “First Amendment Effective Date”).
Section 2.    Amendments to Registration Rights Agreement
2.01.    Amendments to Section 1. Section 1 (Definitions) is amended to insert the following definitions in the appropriate alphabetical location within Section 1:

“BlueMountain” means BlueMountain Capital Management, LLC and its Affiliates.
“Principal Holders” means each of BlueMountain and Whitebox for so long as each of the foregoing holds Registrable Securities.
“Subsequent Shelf Demand” has the meaning set forth in Section 2(a)(iv).

“Whitebox” means Whitebox Advisors LLC and its Affiliates.
“Withheld Shares” has the meaning set forth in Section 2(a)(i).
2.02.    Amendments to Section 2(a)(i). Section 2 (Registration) is amended by deleting the first sentence of Section 2(a)(i) and inserting in its place the following:

“The Company shall use commercially reasonable efforts to prepare and file with the Commission a Shelf Registration Statement by September 2, 2016 (except if the Company is not then eligible to use Form S-3, in which case, within 60 days of the Closing Date) registering the offering and sale on a delayed or continuous basis pursuant to Rule 415 of all of the Registrable Securities other than such Shares held by Principal Holders that the Principal Holders shall agree with the Company to withhold from registration on such initial Shelf Registration Statement (the “Withheld Shares”).”
2.03.    Amendments to Section 2(a)(ii). Section 2 (Registration) is amended by deleting “50%” in clause (iii) of Section 2(a)(ii) and inserting in its place “60%”.

2.04.     New Section 2(a)(iv). Section 2 (Registration) is amended by inserting a new Section 2(a)(iv), which shall read as follows:

“To the extent that Withheld Shares are not included in the Shelf Registration Statement described in Section 2(a)(i), each of the Principal Holders shall have the right to request in writing (a “Subsequent Shelf Demand”) that the Company file an additional Shelf Registration Statement registering the offering and sale on a delayed or continuous basis pursuant to Rule 415 of all such Principal Holder’s Withheld Shares that are Registrable Securities. The provisions of Section 2(a)(i) through (iii) shall equally apply to the Shelf Registration Statement provided for in this Section 2(a)(iv) with respect to the Withheld Shares, provided that, with respect to the Shelf Registration Statement provided for in this Section 2(a)(iv), references to (1) the Closing Date shall be understood to refer to the date on which the Company receives the Subsequent Shelf Demand and (2) references to October 15, 2016 shall be understood to refer to the date that is 60 days following the receipt of the Subsequent Shelf Demand.”
2.05.    Amendments to Section 2(b)(i). Section 2 (Registration) is amended by deleting Section 2(b)(i) in its entirety and inserting in its place the following:

“An offering or sale of Registrable Securities pursuant to the Shelf Registration (each, a “Shelf Take-Down”) may be initiated (1) commencing on February 1, 2017 through, and including, July 31, 2017, by the Principal Holders acting jointly, (2) commencing on August 1, 2017 by each Principal Holder, acting separately and (3) at any time, by Holders (other than the Principal Holders) of at least an aggregate of 50% of the Registrable Securities (each, an “Initiating Shelf Take-Down Holder”) by written notice (an “Underwritten Shelf Take-Down Notice”), which Shelf Take-Down shall be in the form of an Underwritten Offering, and the Company shall use its commercially reasonable efforts to amend or supplement the applicable Shelf Registration, if necessary, for such purpose as soon as practicable; provided, however, that in no event shall (a) any Holder be entitled to join in more than two Underwritten Shelf Take-Down Notices or (b) the Company be required to effect more than one Shelf Take-Down during any consecutive 90 day period. Subject to Section 2(b)(ii) and (iii) below, such Initiating Shelf Take-Down Holders shall have the right to select the managing underwriter or underwriters to administer such offering, as specified in Section 2(b)(ii) and (iii) below, which managing underwriter or underwriters shall be reasonably acceptable to the Company.”
2.06.    Amendments to Section 2(b)(ii). Section 2 (Registration) is amended by (i) making the last two sentences of Section 2(b)(ii) a stand-alone paragraph within Section 2(b)(ii) and (ii) inserting the following language in Section 2(b)(ii) immediately following the words “which number shall be allocated”:

“, as follows:

If the Initiating Shelf Take-Down Holder is a Principal Holder, (i) first, to the Registrable Securities requested to be included in such Marketed Underwritten Shelf Take-Down by the Principal Holders on a pro rata basis and (ii) second, to the Registrable Securities requested to be included in such Marketed Underwritten Shelf Take-Down by any Holder who is not one of the Principal Holders on a pro rata basis.  The Principal Holders shall have the right to select the managing underwriter or underwriters to administer such offering, which managing underwriter or underwriters shall be reasonably acceptable to the Company.

If the Initiating Shelf Take-Down Holder is other than a Principal Holder,”
2.07.    New Section 2(b)(iii). Section 2 (Registration) is amended by inserting a new Section 2(b)(iii), which shall read as follows:

“If the Underwritten Shelf Take-Down Notice delivered by a Principal Holder provides for a Shelf Take-Down other than a Marketed Underwritten Shelf Take-Down, such Principal Holder shall also deliver such Underwritten Shelf Take-Down Notice to each other Principal Holder, and the Company shall include in such Shelf Take-Down all such Registrable Securities of such Principal Holders that are Registered on the Shelf Registration for which the Company has received written requests from such Principal Holders, which requests must specify the aggregate amount of such Registrable Securities of such Principal Holder to be offered and sold pursuant to such Shelf Take-Down, for inclusion therein within 1 Business Day after the date that such Underwritten Shelf Take-Down Notice has been delivered; provided, that if the managing underwriter or underwriters of such proposed Underwritten Shelf Take-Down informs the Principal Holders that have requested to participate in such Underwritten Shelf Take-Down in writing that, in its or their good-faith opinion, the number of Registrable Securities which such Principal Holders intend to include in such offering exceeds the number of Registrable Securities which can be sold in such offering without being likely to have a significant adverse effect on the price, timing or distribution of the securities offered or the market for the securities offered, then the Registrable Securities to be included in such Underwritten Shelf Take-Down shall be the number of Registrable Securities that, in the opinion of such managing underwriter or underwriters, can be sold without having such adverse effect in such Underwritten Shelf Take-Down, which number shall be allocated to the Registrable Securities requested to be included in such Underwritten Shelf Take-Down by the Principal Holders on a pro rata basis. The Principal Holders shall have the right to select the managing underwriter or underwriters to administer such offering, which managing underwriter or underwriters shall be reasonably acceptable to the Company.”
2.08.    Amendments to Section 8(c). Section 8 (Miscellaneous) is amended by inserting the following language at the end of Section 8(c):

If to BlueMountain:	BlueMountain Capital Management, LLC Attention: General Counsel 280 Park Avenue, 12th Floor New York, NY 10017 Phone: (212) 905-3900 Electronic mail: legalnotices@bmcm.com
If to Whitebox:	Whitebox Advisors LLC Attention: Jake Mercer 3033 Excelsior Boulevard, Suite 300 Minneapolis, MN 55416 Phone: (612) 253-6001 Electronic mail: JMercer@whiteboxadvisors.com

2.09.    No Other Changes. Except as explicitly amended by this First Amendment, all of the terms and conditions of the Registration Rights Agreement shall remain in full force and effect.
Section 3.    Miscellaneous
3.01.    Execution and Counterparts. This First Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same First Amendment. In the event that any signature is delivered by facsimile or electronic mail transmission, such signature shall create a valid binding obligation of the Party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such signature delivered by facsimile or electronic mail transmission were the original thereof.
3.02.    Governing Law. This First Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York.

[Signatures on Following Page]

IN WITNESS WHEREOF, SAE and the Supporting Holders party hereto have caused this First Amendment to be executed and delivered by their respective and duly authorized officers or other agents as of the date first set forth above.

SAEXPLORATION HOLDINGS, INC.
By:     /s/ Brent Whiteley____________________
Name: _Brent Whiteley______________________
Title: CFO & General Counsel_____________

BlueMountain Capital Management, LLC, as investment manager on behalf of certain funds and accounts:
By: _/s/ Kyle Brady________________
Name: ___Kyle Brady______________
Title: ___Assistant General Counsel___________

Whitebox Advisors LLC, as investment manager on behalf of certain funds and accounts:
By: /s/ Mark Sterling _________________
Name: ___Mark Sterling______________
Title: General Counsel & Chief Operating Officer